                                                                   Exhibit 10.11

                               INTEG INCORPORATED

                      NON-INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT, effective as of __________, _____ (the "Effective Date"), is entered into by and between Integ Incorporated, a Minnesota corporation (the "Company"), and _______________ [Director] ("Optionee").

         WHEREAS, the Optionee has been granted this stock option automatically pursuant to Section 4(b)(ii) of the Integ Incorporated 1996 Directors' Stock Option Plan, as amended to date (the "Plan");

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee, as of the Effective Date, the right and option ("the Option") to purchase all or any part of an aggregate of 20,000 shares (the "Shares") of the common stock, par value $.01 per share (the "Common Stock"), of the Company at the price of $___ per Share on the terms and conditions set forth herein. It is understood and agreed that such price is not less than 100% of the fair market value of each such Share on the date of this Agreement. The Option is not intended to be entitled to treatment as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Duration and Exerciseability.

         The Option may not be exercised by Optionee except as set forth below, and the Option shall in all events terminate ten years from the Effective Date. Subject to the other terms and conditions set forth herein, the Option shall vest and may be exercised by Optionee in cumulative installments as follows:

         On or after each of                            Shares as to which the
         the following dates                             Option is exercisable
         -------------------                             ---------------------

                                [first anniversary]........     6,666
         ----------------------
                                [second anniversary].......     13,333
         ----------------------
                                [third anniversary]........     20,000
         ----------------------

During the lifetime of Optionee, the Option shall be exercisable only by Optionee. The Option shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution. The vesting of the Option is subject to acceleration under the circumstances described in Section 6.

         3. Termination of Status as a Director. If Optionee ceases to serve as a Director of the Company, Optionee may, but only within five years after the date Optionee ceases to be a Director of the Company, exercise this Option only to the extent that he or she was entitled to exercise this Option at the date of such termination, subject to the condition that the Option shall not be exercisable after the expiration of its term. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option (which he or she was entitled to exercise) within the time specified herein, this Option shall terminate.

         4. Disability of Optionee. Notwithstanding the provisions of Section 3 above, in the event Optionee is unable to continue service as a Director with the Company as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within seven months from the date of termination, exercise this Option only to the extent that he or she was entitled to exercise this Option at the date of such termination, subject to the condition that the Option shall not be exercisable after the expiration of its term. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option (which he or she was entitled to exercise) within the term of this Option, this Option shall terminate.

         5. Death of Optionee. Notwithstanding the provisions of Section 3 above, if Optionee dies during the term of this Option:

         (a) if Optionee was at the time of death serving as a Director of the Company and had been in Continuous Status as a Director (as defined in the Plan) since the Effective Date, then this Option may be exercised, but only within seven months from the date of death, by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as a Director for six months after the date of death, subject to the condition that the Option shall not be exercisable after the expiration of its term; or

         (b) if Optionee's death occurred within 30 days after the termination of Optionee's Continuous Status as a Director, then this Option may be exercised, but only within seven months from the date of death, by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Status as a Director, subject to the condition that the Option shall not be exercisable after the expiration of its term.

         6. Change in Control.

         (a) In the event that a "Change in Control" (as hereinafter defined) occurs, the vesting schedule set forth in Section 2 shall accelerate and the Option shall become exercisable with respect to 100% of the Shares upon the occurrence of such transaction; provided, however, that if , in connection with the consummation of the transaction resulting in the Change in Control, the Optionee is offered consideration, in exchange for the Option, equal to the excess of the value received for one share of Common Stock in such transaction over the exercise price of the Option multiplied by the number of Shares subject thereto, the Option shall terminate upon the consummation the Change in Control.

         (b) A "Change in Control" of the Company shall be deemed to have occurred if:

                  (i) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who did not own shares of the capital stock of the Company on the date of grant of the Option shall, together with his, her or its "Affiliates" and "Associates" (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), become the "Beneficial Owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (any such person being hereinafter referred to as an "Acquiring Person");

                  (ii) The "Continuing Directors" (as hereinafter defined) shall cease to constitute a majority of the Company's Board of Directors;

                  (iii) There should occur (A) any consolidation or merger involving the Company and the Company shall not be the continuing or surviving corporation or the shares of the Company's capital stock shall be converted into cash, securities or other property; provided, however, that this subclause (A) shall not apply to a merger or consolidation in which (i) the Company is the surviving corporation and
         (ii) the shareholders of the Company immediately prior to the transaction have the same proportionate ownership of the capital stock of the surviving corporation immediately after the transaction; (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (C) any liquidation or dissolution of the Company; or

                  (iv) The majority of the Continuing Directors determine, in their sole and absolute discretion, that there has been a Change in Control.

         (c) "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or of any such Affiliate or Associate and who (i) was a member of the Company's Board of Directors on the date of grant of the Option or (ii) subsequently became a member of the Board of Directors, upon the nomination or recommendation, or with the approval of, a majority of the Continuing Directors.

         7. Manner of Exercise.

         (a) The Option may only be exercised by Optionee or other proper party within the option period by delivering written notice of exercise to the Company at its principal executive office. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all of the Shares designated in the notice. This Option may not be exercised for a fraction of a share.

         (b) Optionee may, at the Company's election, pay the option price in cash, by check (bank check, certified check or personal check) or by any other means set forth in the Plan.

         (c) The exercise of the Option is contingent upon receipt from Optionee (or other proper person exercising the Option) of a representation that, at the time of such exercise, it is Optionee's intention to acquire the Shares being purchased for investment and not with a view to the distribution or sale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that the receipt of such representation shall not be required upon exercise of the Option if, at the time of such exercise, the issuance of the Shares subject to the Option shall have been properly registered under the Securities Act and all applicable state securities laws. Such representation shall be in writing and in such form as the Company may reasonably request. The certificate representing the Shares so issued for investment shall be imprinted with an appropriate legend setting forth all applicable restrictions on their transferability.

         8. Adjustments. If there shall be any change in the Common Stock subject to the Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate or capital structure of the Company, appropriate adjustments shall be made in accordance with the Plan in the number of shares and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the option rights granted hereunder.

         9. Miscellaneous.

         (a) The Option is issued pursuant to the Plan and is subject to all of the terms and conditions thereof. Optionee acknowledges receipt of a copy of the Plan and represents to the Company that he or she is familiar with the provisions thereof. The Plan is also available for inspection during business hours at the principal office of the Company.

         (b) Nothing in this Agreement shall confer on Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time. Optionee shall have none of the rights of a shareholder with respect to the Shares until such Shares shall have been issued to him or her upon exercise of the Option.

         (c) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement. The exercise of all or any part of the Option shall only be effective at, and may be deferred until, such time as the sale of the Shares pursuant to such exercise will not violate any federal or state securities laws, it being understood that the Company shall have no obligation to register the issuance or sale of the Shares for such purpose.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the Effective Date.

                                       INTEG INCORPORATED



                                       By
                                          -----------------------------
                                          Name:
                                          Title:



                                       --------------------------------
                                       [Director]

                                                                   Exhibit 10.11

                               INTEG INCORPORATED

                      NON-INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT, made as of _________, _____ [date of annual meeting] (the "Effective Date"), is entered into by and between Integ Incorporated, a Minnesota corporation (the "Company"), and ______________ [Director] ("Optionee").

         WHEREAS, the Optionee has been granted this stock option automatically pursuant to Section 4(b)(iii) of the Integ Incorporated 1996 Directors' Stock Option Plan, as amended to date (the "Plan");

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee, as of the Effective Date, the right and option ("the Option") to purchase all or any part of an aggregate of 6,000 shares (the "Shares") of the common stock, par value $.01 per share (the "Common Stock"), of the Company at the price of $____ per Share on the terms and conditions set forth herein. It is understood and agreed that such price is not less than 100% of the fair market value of each such Share on the date of this Agreement. The Option is not intended to be entitled to treatment as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Duration and Exerciseability.

         The Option may not be exercised by Optionee except as set forth below, and the Option shall in all events terminate ten years from the Effective Date. Subject to the other terms and conditions set forth herein, the Option shall vest and may be exercised by Optionee in cumulative installments as follows:

         On or after each of                             Shares as to which the
         the following dates                             Option is exercisable
         -------------------                             ---------------------

                           [first anniversary].............     2,000
         -----------------
                           [second anniversary]............     4,000
         -----------------
                           [third anniversary].............     6,000
         -----------------

During the lifetime of Optionee, the Option shall be exercisable only by Optionee. The Option shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution. The vesting of the Option is subject to acceleration under the circumstances described in Section 6.

         3. Termination of Status as a Director. If Optionee ceases to serve as a Director of the Company, Optionee may, but only within five years after the date Optionee ceases to be a

Director of the Company, exercise this Option only to the extent that he or she was entitled to exercise this Option at the date of such termination, subject to the condition that the Option shall not be exercisable after the expiration of its term. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option (which he or she was entitled to exercise) within the time specified herein, this Option shall terminate.

         4. Disability of Optionee. Notwithstanding the provisions of Section 3 above, in the event Optionee is unable to continue service as a Director with the Company as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within seven months from the date of termination, exercise this Option only to the extent that he or she was entitled to exercise this Option at the date of such termination, subject to the condition that the Option shall not be exercisable after the expiration of its term. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option (which he or she was entitled to exercise) within the term of this Option, this Option shall terminate.

         5. Death of Optionee. Notwithstanding the provisions of Section 3 above, if Optionee dies during the term of this Option:

         (a) if Optionee was at the time of death serving as a Director of the Company and had been in Continuous Status as a Director (as defined in the Plan) since the Effective Date, then this Option may be exercised, but only within seven months from the date of death, by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as a Director for six months after the date of death, subject to the condition that the Option shall not be exercisable after the expiration of its term; or

         (b) if Optionee's death occurred within 30 days after the termination of Optionee's Continuous Status as a Director, then this Option may be exercised, but only within seven months from the date of death, by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Status as a Director, subject to the condition that the Option shall not be exercisable after the expiration of its term.

         6. Change in Control.

         (a) In the event that a "Change in Control" (as hereinafter defined) occurs, the vesting schedule set forth in Section 2 shall accelerate and the Option shall become exercisable with respect to 100% of the Shares upon the occurrence of such transaction; provided, however, that if , in connection with the consummation of the transaction resulting in the Change in Control, the Optionee is offered consideration, in exchange for the Option, equal to the excess of the value received for one share of Common Stock in such transaction over the exercise price of the Option multiplied by the number of Shares subject thereto, the Option shall terminate upon the consummation the Change in Control.

         (b) A "Change in Control" of the Company shall be deemed to have occurred if:

                  (i) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who did not own shares of the capital stock of the Company on the date of grant of the Option shall, together with his, her or its "Affiliates" and "Associates" (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), become the "Beneficial Owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (any such person being hereinafter referred to as an "Acquiring Person");

                  (ii) The "Continuing Directors" (as hereinafter defined) shall cease to constitute a majority of the Company's Board of Directors;

                  (iii) There should occur (A) any consolidation or merger involving the Company and the Company shall not be the continuing or surviving corporation or the shares of the Company's capital stock shall be converted into cash, securities or other property; provided, however, that this subclause (A) shall not apply to a merger or consolidation in which (i) the Company is the surviving corporation and
         (ii) the shareholders of the Company immediately prior to the transaction have the same proportionate ownership of the capital stock of the surviving corporation immediately after the transaction; (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (C) any liquidation or dissolution of the Company; or

                  (iv) The majority of the Continuing Directors determine, in their sole and absolute discretion, that there has been a Change in Control.

         (c) "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or of any such Affiliate or Associate and who (i) was a member of the Company's Board of Directors on the date of grant of the Option or (ii) subsequently became a member of the Board of Directors, upon the nomination or recommendation, or with the approval of, a majority of the Continuing Directors.

         7. Manner of Exercise.

         (a) The Option may only be exercised by Optionee or other proper party within the option period by delivering written notice of exercise to the Company at its principal executive office. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all of the Shares designated in the notice. This Option may not be exercised for a fraction of a share.

         (b) Optionee may, at the Company's election, pay the option price in cash, by check (bank check, certified check or personal check) or by any other means set forth in the Plan.

         (c) The exercise of the Option is contingent upon receipt from Optionee (or other proper person exercising the Option) of a representation that, at the time of such exercise, it is Optionee's intention to acquire the Shares being purchased for investment and not with a view to the distribution or sale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that the receipt of such representation shall not be required upon exercise of the Option if, at the time of such exercise, the issuance of the Shares subject to the Option shall have been properly registered under the Securities Act and all applicable state securities laws. Such representation shall be in writing and in such form as the Company may reasonably request. The certificate representing the Shares so issued for investment shall be imprinted with an appropriate legend setting forth all applicable restrictions on their transferability.

         8. Adjustments. If there shall be any change in the Common Stock subject to the Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate or capital structure of the Company, appropriate adjustments shall be made in accordance with the Plan in the number of shares and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the option rights granted hereunder.

         9. Miscellaneous.

         (a) The Option is issued pursuant to the Plan and is subject to all of the terms and conditions thereof. Optionee acknowledges receipt of a copy of the Plan and represents to the Company that he or she is familiar with the provisions thereof. The Plan is also available for inspection during business hours at the principal office of the Company.

         (b) Nothing in this Agreement shall confer on Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time. Optionee shall have none of the rights of a shareholder with respect to the Shares until such Shares shall have been issued to him or her upon exercise of the Option.

         (c) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement. The exercise of all or any part of the Option shall only be effective at, and may be deferred until, such time as the sale of the Shares pursuant to such exercise will not violate any federal or state securities laws, it being understood that the Company shall have no obligation to register the issuance or sale of the Shares for such purpose.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

                                       INTEG INCORPORATED



                                       By
                                          -----------------------------
                                          Name:
                                          Title:



                                       --------------------------------
                                       [Director]